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                                                                    EXHIBIT 10.4

                              AMENDED EXHIBIT A-2
                              -------------------

                                REVOLVING NOTE
                                --------------


$ 5,750,000                                                        June 29, 1998


     FOR VALUE RECEIVED, MATRIX CAPITAL CORPORATION, a Colorado corporation ("BORROWER"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("LENDER") that portion of the principal amount of $5,750,000 that may from time to time be disbursed and outstanding under this note together with interest.

     This note is a "Revolving Note" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 12, 1997, between Borrower, Lender, certain other Lenders, and Bank One, Texas, N.A., as Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used, unless otherwise defined, in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the Maturity Date. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 1717 Main Street, Dallas, Texas 75201, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Credit Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

     This note is a renewal, extension, increase of, and substitution for (but not novation of), the existing Revolving Note dated as of March 12, 1997, executed by Borrower, payable to Payee, and in the stated principal amount of $3,000,000.

                         MATRIX CAPITAL CORPORATION, as Borrower



                         By   /s/ Guy A. Gibson
                              ----------------------------------------------
                              Guy A. Gibson, Chief Executive Officer and
                              President


                                                             AMENDED EXHIBIT A-2
                                                             -------------------